Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 1, 2009 AND JANUARY 27, 2008
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	February 1,	January 27,	% Over	February 1,	January 27,
	2009	2008	(Under)	2009	2008

Net sales	$44,592	60,482	(26.3)%	100.0%	100.0%
Cost of sales	38,843	53,706	(27.7)%	87.1%	88.8%
Gross profit	5,749	6,776	(15.2)%	12.9%	11.2%

Selling, general and
administrative expenses	4,676	5,117	(8.6)%	10.5%	8.5%
Restructuring expense	402	412	(2.4)%	0.9%	0.7%
Income from operations	671	1,247	(46.2)%	1.5%	2.1%

Interest expense	646	753	(14.2)%	1.4%	1.2%
Interest income	(20)	(77)	(74.0)%	(0.0)%	(0.1)%
Other expense (income)	28	(72)	138.9%	0.1%	(0.1)%
Income before income taxes	17	643	(97.4)%	0.0%	1.1%

Income taxes*	467	(260)	N.M.	N.M.	(40.4)%
Net (loss) income	$(450)	903	N.M.	(1.0)%	1.5%

Net (loss) income per share-basic	($0.04)	$0.07	N.M.
Net (loss) income per share-diluted	($0.04)	$0.07	N.M.
Average shares outstanding-basic	12,653	12,635	0.1%
Average shares outstanding-diluted	12,653	12,738	(0.7)%

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	February 1,	January 27,	% Over	February 1,	January 27,
	2009	2008	(Under)	2009	2008

Net sales	$156,176	190,048	(17.8)%	100.0%	100.0%
Cost of sales	139,879	165,794	(15.6)%	89.6%	87.2%
Gross profit	16,297	24,254	(32.8)%	10.4%	12.8%

Selling, general and
administrative expenses	14,498	17,275	(16.1)%	9.3%	9.1%
Restructuring expense	9,438	759	N.M.	6.0%	0.4%
(Loss) income from operations	(7,639)	6,220	N.M.	(4.9)%	3.3%

Interest expense	1,739	2,380	(26.9)%	1.1%	1.3%
Interest income	(75)	(197)	(61.9)%	(0.0)%	(0.1)%
Other (income) expense	(207)	625	N.M.	(0.1)%	0.3%
(Loss) income before income taxes	(9,096)	3,412	N.M.	(5.8)%	1.8%

Income taxes*	31,442	105	N.M.	N.M.	3.1%
Net (loss) income	$(40,538)	3,307	N.M.	(26.0)%	1.7%

Net (loss) income per share-basic	($3.20)	$0.26	N.M.
Net (loss) income per share-diluted	($3.20)	$0.26	N.M.
Average shares outstanding-basic	12,650	12,617	0.3%
Average shares outstanding-diluted	12,650	12,770	(0.9)%

* Percent of sales column for income taxes is calculated as a % of (loss) income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
FEBRUARY 1, 2009, JANUARY 27, 2008 AND APRIL 27, 2008
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	February 1,	January 27,	(Decrease)		* April 27,
	2009	2008	Dollars	Percent	2008

Current assets
Cash and cash equivalents	$15,809	15,500	309	2.0%	4,914
Accounts receivable	14,219	23,370	(9,151)	(39.2)%	27,073
Inventories	25,376	37,923	(12,547)	(33.1)%	35,394
Deferred income taxes	-	5,376	(5,376)	(100.0)%	4,380
Assets held for sale	1,681	4,972	(3,291)	(66.2)%	5,610
Income taxes receivable	-	423	(423)	(100.0)%	438
Other current assets	1,493	995	498	50.1%	1,328
Total current assets	58,578	88,559	(29,981)	(33.9)%	79,137

Property, plant & equipment, net	24,763	32,218	(7,455)	(23.1)%	32,939
Goodwill	11,593	4,114	7,479	181.8%	4,114
Deferred income taxes	-	25,993	(25,993)	(100.0)%	29,430
Other assets	2,922	2,442	480	19.7%	2,409

Total assets	$97,856	153,326	(55,470)	(36.2)%	148,029

Current liabilities
Current maturities of long-term debt	$7,180	8,569	(1,389)	(16.2)%	7,375
Current portion of obligation under a capital lease	692	-	692	100.0%	-
Lines of credit	-	2,783	(2,783)	(100.0)%	-
Accounts payable - trade	10,947	18,312	(7,365)	(40.2)%	21,103
Accounts payable - capital expenditures	725	724	1	0.1%	1,547
Accrued expenses	5,592	10,422	(4,830)	(46.3)%	8,300
Accrued restructuring	1,215	1,875	(660)	(35.2)%	1,432
Income taxes payable - current	1,469	-	1,469	100.0%	150
Total current liabilities	27,820	42,685	(14,865)	(34.8)%	39,907

Accounts payable - capital expenditures	912	-	912	100.0%	1,449
Income taxes payable - long-term	747	4,497	(3,750)	(83.4)%	4,802
Deferred income taxes	1,213	-	1,213	100.0%	1,464
Obligation under capital lease	107	-	107	100.0%	-
Long-term debt, less current maturities	20,933	22,026	(1,093)	(5.0)%	14,048

Total liabilities	51,732	69,208	(17,476)	(25.3)%	61,670

Shareholders' equity	46,124	84,118	(37,994)	(45.2)%	86,359

Total liabilities and
shareholders' equity	$97,856	153,326	(55,470)	(36.2)%	148,029

Shares outstanding	12,768	12,635	133	1.1%	12,648

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2009 AND JANUARY 27, 2008
Unaudited
(Amounts in Thousands)

		NINE MONTHS ENDED

		Amounts
		February 1,	January 27,
		2009	2008

Cash flows from operating activities:
	Net (loss) income	$(40,538)	3,307
	Adjustments to reconcile net (loss) income to net cash
	provided by operating activities:
	Depreciation	5,756	4,264
	Amortization of other assets	350	280
	Stock-based compensation	306	520
	Excess tax benefit related to stock options exercised	-	(21)
	Deferred income taxes	33,573	73
	(Gain) loss on sale of equipment	(51)	256
	Restructuring expenses, net of gain on sale of related assets	7,960	123
	Changes in assets and liabilities, net of effects of acquisition of business:
	Accounts receivable	12,854	6,140
	Inventories	11,457	2,707
	Other current assets	(183)	829
	Other assets	26	(128)
	Accounts payable	(11,448)	(3,716)
	Accrued expenses	(2,746)	1,651
	Accrued restructuring	(217)	(1,483)
	Income taxes	(2,298)	16
	Net cash provided by operating activities	14,801	14,818

Cash flows from investing activities:
	Capital expenditures	(1,719)	(4,303)
	Net cash paid for acquisition of business	(11,365)	-
	Proceeds from the sale of buildings and equipment	4,148	2,336
	Net cash used in investing activities	(8,936)	(1,967)

Cash flows from financing activities:
	Proceeds from lines of credit	-	1,339
	Payments on lines of credit	-	(1,149)
	Proceeds from the issuance of long-term debt	11,000	-
	Payments on vendor-financed capital expenditures	(962)	(571)
	Payments on capital lease obligation	(586)	-
	Payments on long-term debt	(4,310)	(7,565)
	Debt issuance costs	(133)	-
	Proceeds from common stock issued	21	405
	Excess tax benefit related to stock options exercised	-	21
	Net cash provided by (used in) financing activities	5,030	(7,520)

Increase in cash and cash equivalents		10,895	5,331

Cash and cash equivalents at beginning of period		4,914	10,169

Cash and cash equivalents at end of period		$15,809	15,500

Free Cash Flow (1)		$15,682	12,301

(1)	Free Cash Flow reconciliation is as follows:	3rd Qtr	3rd Qtr
		FY 2009	FY 2008
A)	Net cash provided by operating activities	$14,801	14,818
B)	Minus: Capital Expenditures	(1,719)	(4,303)
C)	Add: Proceeds from the sale of buildings and equipment	4,148	2,336
D)	Minus: Payments on vendor-financed capital expenditures	(962)	(571)
E)	Minus: Payments on capital lease obligation	(586)	-
F)	Add: Excess tax benefit related to stock options exercised	-	21
		$15,682	12,301

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED FEBRUARY 1, 2009 AND JANUARY 27, 2008

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Total Sales
	February 1,	January 27,	% Over	February 1,	January 27,
Net Sales by Segment	2009	2008	(Under)	2009	2008

Mattress Fabrics	$25,198	30,880	(18.4)%	56.5%	51.1%
Upholstery Fabrics	19,394	29,602	(34.5)%	43.5%	48.9%

Net Sales	$44,592	60,482	(26.3)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$4,176	4,200	(0.6)%	16.6%	13.6%
Upholstery Fabrics	1,931	3,181	(39.3)%	10.0%	10.7%
Subtotal	6,107	7,381	(17.3)%	13.7%	12.2%

Loss on impairment of equipment	-	(256)	(100.0)%	0.0%	(0.4)%
Restructuring related charges	(358)	(349)	2.6%	(0.8)%	(0.6)%

Gross Profit	$5,749	6,776	(15.2)%	12.9%	11.2%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$1,941	1,571	23.6%	7.7%	5.1%
Upholstery Fabrics	1,880	2,787	(32.5)%	9.7%	9.4%
Unallocated Corporate	838	746	12.3%	1.9%	1.2%
	4,659	5,104	(8.7)%	10.4%	8.4%

Restructuring related charges	17	13	30.8%	0.0%	0.0%

Selling, General and Administrative expenses	$4,676	5,117	(8.6)%	10.5%	8.5%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$2,235	2,628	(15.0)%	8.9%	8.5%
Upholstery Fabrics	51	395	(87.1)%	0.3%	1.3%
Unallocated Corporate	(838)	(746)	12.3%	(1.9)%	(1.2)%
Subtotal	1,448	2,277	(36.4)%	3.2%	3.8%

Loss on impairment of equipment	-	(256)	(100.0)%	0.0%	(0.4)%
Restructuring expense and restructuring related charges	(777)	(774)	0.4%	(1.7)%	(1.3)%

Operating income	$671	1,247	46.2%	1.5%	2.1%

Depreciation by Segment

Mattress Fabrics	$941	874	7.7%
Upholstery Fabrics	92	497	(81.5)%
Total Depreciation	1,033	1,371	(24.7)%

Notes:

See Page 6 for detailed explanations of restructuring and related charges and loss on impairment of equipment.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2009 AND JANUARY 27, 2008

(Amounts in thousands)

	NINE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Total Sales
	February 1,	January 27,	% Over	February 1,	January 27,
Net Sales by Segment	2009	2008	(Under)	2009	2008

Mattress Fabrics	$88,808	103,426	(14.1)%	56.9%	54.4%
Upholstery Fabrics	67,368	86,622	(22.2)%	43.1%	45.6%

Net Sales	$156,176	190,048	(17.8)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$15,603	16,043	(2.7)%	17.6%	15.5%
Upholstery Fabrics	4,277	9,922	(56.9)%	6.3%	11.5%
Subtotal	19,880	25,965	(23.4)%	12.7%	13.7%

Loss on impairment of equipment	-	(256)	(100.0)%	0.0%	(0.1)%
Restructuring related charges	(3,583)	(1,455)	146.3%	(2.3)%	(0.8)%

Gross Profit	$16,297	24,254	(32.8)%	10.4%	12.8%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$5,902	5,779	2.1%	6.6%	5.6%
Upholstery Fabrics	6,444	8,877	(27.4)%	9.6%	10.2%
Unallocated Corporate	2,131	2,554	(16.6)%	1.4%	1.3%
Subtotal	14,477	17,210	(15.9)%	9.3%	9.1%

Restructuring related charges	21	65	(67.7)%	0.0%	0.0%

Selling, General and Administrative expenses	$14,498	17,275	(16.1)%	9.3%	9.1%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$9,702	10,264	(5.5)%	10.9%	9.9%
Upholstery Fabrics	(2,168)	1,045	(307.5)%	(3.2)%	1.2%
Unallocated Corporate	(2,131)	(2,554)	(16.6)%	(1.4)%	(1.3)%
Subtotal	5,403	8,755	(38.3)%	3.5%	4.6%

Loss on impairment of equipment	-	(256)	(100.0)%	0.0%	(0.1)%
Restructuring expense and restructuring related charges	(13,042)	(2,279)	472.3%	(8.4)%	(1.2)%

Operating (loss) income	$(7,639)	6,220	N.M.	(4.9)%	3.3%

Depreciation by Segment

Mattress Fabrics	$2,617	2,668	(1.9)%
Upholstery Fabrics	1,049	1,596	(34.3)%
Subtotal	3,666	4,264	(14.0)%
Accelerated Depreciation	2,090	-	100.0%
Total Depreciation	5,756	4,264	35.0%

Notes:

See page 7 for detailed explanations of restructuring and related charges and loss on impairment of equipment.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 1, 2009 AND JANUARY 27, 2008
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	As Reported February 1, 2009	% of Sales	Adjustments	% of Sales		February 1, 2009 Proforma Net of Adjustments	% of Sales	As Reported January 27, 2008	% of Sales	Adjustments	% of Sales		January 27, 2008 Proforma Net of Adjustments	% of Sales	Proforma % Over (Under)

Net sales	$44,592	100.0%	-			44,592	100.0%	60,482	100.0%	-			60,482	100.0%	-26.3%
Cost of sales	38,843	87.1%	(358)	-0.8%	(1)	38,485	86.3%	53,706	88.8%	(349)	-0.6%	(3)	53,357	88.2%	-27.9%
Gross profit	5,749	12.9%	(358)	-0.8%		6,107	13.7%	6,776	11.2%	(349)	-0.6%		7,125	11.8%	-14.3%

Selling, general and
administrative expenses	4,676	10.5%	(17)	0.0%	(1)	4,659	10.4%	5,117	8.5%	(13)	0.0%	(3)	5,104	8.4%	-8.7%
Restructuring expense	402	0.9%	(402)	-0.9%	(2)	-	0.0%	412	0.7%	(412)	-0.7%	(4)	-	0.0%	0.0%
Income from operations	671	1.5%	(777)	-1.7%		1,448	3.2%	1,247	2.1%	(774)	-1.3%		2,021	3.3%	-28.4%

Interest expense	646	1.4%	-	0.0%		646	1.4%	753	1.2%	-	0.0%		753	1.2%	-14.2%
Interest income	(20)	0.0%	-	0.0%		(20)	0.0%	(77)	-0.1%	-	0.0%		(77)	-0.1%	-74.0%
Other expense (income)	28	0.1%	-	0.0%		28	0.1%	(72)	-0.1%	-	0.0%		(72)	-0.1%	-138.9%
Income before income taxes	$17	0.0%	(777)	-1.7%	(5)	794	1.8%	643	1.1%	(774)	-1.3%	(6)	1,417	2.3%	-44.0%

Notes:
(1)

The $358 restructuring related charge represents $322 for inventory markdowns and $36 for other operating costs associated with closed plant facilities. The $17 restructuring related charge represents other operating costs associated with closed plant facilities.

(2)

The $402 restructuring charge represents $234 for lease termination and other exit costs, $148 for write-downs of equipment, and $20 for employee termination benefits. The lease termination and other exit costs of $234 primarily relate to the sale of the company's corporate headquarters.

(3)

The $349 restructuring related charge represents $218 for other operating costs associated with closed plant facilities and $131 for inventory markdowns. The $13 restructuring related charge represents other operating costs associated with closed plant facilities.

(4)

The $412 restructuring charge represents $238 for employee termination benefits, $93 for a write-down of a building, $68 for lease termination and other exit costs, $57 for asset movement costs, and a credit of $44 for sales proceeds received on equipment with no carrying value.

(5)	Of this total charge, $273 and $504 represent cash and non-cash charges, respectively.
(6)	Of this total charge, $550 and $224 represent cash and non-cash charges, respectively.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2009 AND JANUARY 27, 2008
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	As Reported February 1, 2009	% of Sales	Adjustments	% of Sales		February 1, 2009 Proforma Net of Adjustments	% of Sales	As Reported January 27, 2008	% of Sales	Adjustments	% of Sales		January 27, 2008 Proforma Net of Adjustments	% of Sales	Proforma % Over (Under)

Net sales	$156,176	100.0%	-			156,176	100.0%	190,048	100.0%	-			190,048	100.0%	-17.8%
Cost of sales	139,879	89.6%	(3,583)	-2.3%	(1)	136,296	87.3%	165,794	87.2%	(1,455)	-0.8%	(3)	164,339	86.5%	-17.1%
Gross profit	16,297	10.4%	(3,583)	-2.3%		19,880	12.7%	24,254	12.8%	(1,455)	-0.8%		25,709	13.5%	-22.7%

Selling, general and
administrative expenses	14,498	9.3%	(21)	0.0%	(1)	14,477	9.3%	17,275	9.1%	(65)	0.0%	(3)	17,210	9.1%	-15.9%
Restructuring expense	9,438	6.0%	(9,438)	-6.0%	(2)	-	0.0%	759	0.4%	(759)	-0.4%	(4)	-	0.0%	0.0%
(Loss) income from operations	(7,639)	-4.9%	(13,042)	-8.4%		5,403	3.5%	6,220	3.3%	(2,279)	-1.2%		8,499	4.5%	-36.4%

Interest expense	1,739	1.1%	-	0.0%		1,739	1.1%	2,380	1.3%	-	0.0%		2,380	1.3%	-26.9%
Interest income	(75)	0.0%	-	0.0%		(75)	0.0%	(197)	-0.1%	-	0.0%		(197)	-0.1%	-61.9%
Other (income) expense	(207)	-0.1%	-	0.0%		(207)	-0.1%	625	0.3%	-	0.0%		625	0.3%	-133.1%
(Loss) income before income taxes	$(9,096)	-5.8%	(13,042)	-8.4%	(5)	3,946	2.5%	3,412	1.8%	(2,279)	-1.2%	(6)	5,691	3.0%	-30.7%

Notes:
(1)

The $3.6 million restructuring related charge represents $2.1 million for accelerated depreciation, $1.4 million for inventory markdowns, and $63 for other operating costs associated with closed plant facilities. The $21 restructuring related charge represents other operating costs associated with closed plant facilities.

(2)	The $9.4 million restructuring charge represents $8.0 million for write-downs of equipment and buildings, $797 for employee termination benefits, and $681 for lease termination and other exit costs.
(3)

The $1.4 million restructuring related charge represents $920 for other operating costs associated with closed plant facilities and $535 for inventory markdowns. The $65 restructuring related charge represents other operating costs associated with closed plant facilities.

(4)

The $759 restructuring charge represents $612 for lease termination and other exit costs, $482 for write-downs of buildings and equipment, $184 for asset movement costs, a credit of $160 for employee termination benefits, and a credit of $359 for sales proceeds received on equipment with no carrying value.

(5)	Of this total charge, $1.5 million and $11.5 million represent cash and non-cash charges, respectively.
(6)	Of this total charge, $1.3 million and $1.0 million represent cash and non-cash charges, respectively.